Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LaSalle Re Holdings Limited (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Marston Becker, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2003


                                                           /s/ W. Marston Becker
                                                           ---------------------
                                                               W. Marston Becker
                                                  Acting Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to LaSalle Re Holdings Limited and will be retained by LaSalle Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.


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